UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  Steven Alfano

                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


 Date of fiscal year end:   October 31
                            -----------------


Date of reporting period:   April 30, 2006
                            -----------------

ITEM 1. Report to Shareholders.

[LOGO] CENTURY FUNDS

                                                                   Seventy-Eight
                                                                     Years of
                                                                    Investing
                                                                    1928 - 2006

                                                                      CENTURY

PEOPLE and IDEAS that WORK TM

                                                                  Century Shares
                                                                           Trust

                                                               Century Small Cap
                                                                     Select Fund

                                                              Semi-Annual Report
                                                                  April 30, 2006

CENTURY FUNDS
AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

CENTURY SHARES TRUST               1 YEAR         3 YEARS        5 YEARS        10 YEARS
Institutional Shares                13.23%         13.09%         6.85%          11.61%

CENTURY SMALL CAP SELECT FUND      1 YEAR         3 YEARS        5 YEARS     SINCE INCEPTION
Investor Shares (02/24/00)          15.40%         20.68%        15.27%          19.27%
Institutional Shares (12/09/99)     15.77%         21.11%        15.74%          19.29%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-321-1928 OR VISIT THE FUNDS' WEBSITE AT WWW.CENTURYFUNDS.COM. SHARES HELD LESS THAN 180 DAYS MAY BE SUBJECT TO A 1.0% REDEMPTION FEE. CENTURY SMALL CAP SELECT FUND INVESTS IN SMALLER COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES. CONCENTRATION OR FOCUS, AS THE CASE MAY BE, IN THE FINANCIAL SERVICES AND HEALTH CARE GROUP INDUSTRIES WILL SUBJECT THE FUNDS TO THE RISKS ASSOCIATED WITH THOSE FIELDS (E.G., GOVERNMENT REGULATION, INTEREST RATES, CLAIMS ACTIVITY, AND EXPOSURE TO NATURAL AND MAN-MADE DISASTERS) AND MAY RESULT IN GREATER FLUCTUATION IN SHARE VALUE THAN IS EXPERIENCED IN LESS CONCENTRATED PORTFOLIOS.

RETURNS INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PERFORMANCE FOR CENTURY SMALL CAP SELECT FUND WOULD HAVE BEEN LOWER DURING RELEVANT PERIODS IF CERTAIN FEES HAD NOT BEEN WAIVED OR EXPENSES REIMBURSED. PERFORMANCE INFORMATION FOR THE FUNDS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds' prospectus.


                       PERFORMANCE OF A $10,000 INVESTMENT

Line chart:
CENTURY SHARES TRUST INSTITUTIONAL SHARES
                   CST INSTITUTIONAL                      S&P 500
APR-96                       $10,000                      $10,000
APR-97                       $13,048                      $12,513
APR-98                       $19,655                      $17,652
APR-99                       $19,503                      $21,504
APR-00                       $16,275                      $23,682
APR-01                       $21,536                      $20,610
APR-02                       $23,447                      $18,008
APR-03                       $20,735                      $15,612
APR-04                       $25,709                      $19,183
APR-05                       $26,488                      $20,399
APR-06                       $29,993                      $23,543

This chart compares the performance over the past ten years, through April 30, 2006, of a hypothetical $10,000 investment in Century Shares Trust Institutional Shares, including reinvested dividends and distributions, with that of a broad-based securities market index. The S&P 500(R) Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment.

Line chart:
CENTURY SMALL CAP SELECT FUND
                  CSCS INSTITUTIONAL        CSCS INVESTOR          RUSSELL 2000
12/09/99                     $10,000                                    $10,000
1/31/00                      $10,100              $10,000               $10,696
04/30/00                     $11,150              $10,920               $10,940
07/31/00                     $12,390              $12,130               $10,840
10/31/00                     $14,570              $14,260               $10,819
1/31/01                      $15,304              $14,978               $11,091
4/30/01                      $14,862              $14,593               $10,627
7/31/01                      $16,024              $15,727               $10,654
10/31/01                     $15,099              $14,785                $9,445
1/31/02                      $16,337              $15,990               $10,691
4/30/02                      $17,592              $17,208               $11,337
7/31/02                      $15,767              $15,412                $8,741
10/31/02                     $15,985              $15,574                $8,352
1/31/03                      $16,309              $15,871               $10,691
4/30/03                      $17,376              $16,902               $11,337
7/31/03                      $20,482              $19,883               $10,761
10/31/03                     $22,980              $22,290               $11,974
1/31/04                      $25,588              $24,792               $13,200
4/30/04                      $24,419              $23,652               $12,757
7/31/04                      $24,026              $23,246               $12,596
10/31/04                     $25,239              $24,397               $13,378
1/31/05                      $26,557              $25,649               $14,344
4/30/05                      $26,661              $25,739               $13,358
7/31/05                      $29,240              $28,211               $15,718
10/31/05                     $27,812              $26,806               $14,994
1/31/06                      $30,200              $29,089               $17,054
4/30/06                      $30,866              $29,703               $17,829

This chart compares the performance through April 30, 2006 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Investor shares (2/24/00 inception date), Institutional Shares (12/9/99 inception date) and the Russell 2000 Index (Institutional shares inception date). The Russell 2000(R) Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment.


                                  CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS:

Our Funds performed reasonably well during the six months ended April 30, 2006. Century Small Cap Select Fund was up 10.98% (Institutional shares) and 10.81% (Investor shares) versus the 18.91% return for the Russell 2000 Index during the six-month period ending April 30, 2006. Century Shares Trust was up 5.79% (Institutional shares) and 5.25% (Investor shares) versus the 9.64% return for the S&P 500 Index.

Why do we use the words "reasonably well" to describe our Funds' performance? We say this because the Fund's positive performance was over such a brief period in which we lagged the respective benchmarks. We are naturally competitive and do not like losing, even over short periods of time. However, we focus on investing to win the long distance race. If the portfolios are well positioned and of high quality, we are less concerned about short-term performance.

Century's Quality Growth investment philosophy strives to deliver strong risk-adjusted returns over time. So what does this mean to the investor? We hope to outperform when equity markets are normal or nervous, which we define as periods when the market's annualized returns are between 0% and 20%, or negative. We seek portfolio companies that are positioned to deliver a return on equity (ROE) over 15%, strong earnings and book value growth above 15% and a solid, unlevered balance sheet.

In periods of very strong equity market returns (such as the last year ending in April), our Funds historically underperform, as many investors tend to reach for higher returns, while downplaying the potential risks inherent in faster growing, less predictable businesses. During these go-go periods, our consistent growth investment philosophy tends to lose favor with some investors, who gravitate toward rapidly growing companies benefiting from some cyclical or near-term trends.

Our emphasis on risk-adjusted returns means that we think as much about the possible downside in an investment as we do about the potential upside. We believe that preserving capital and mitigating risk in a market downturn are as important as participating in the positive returns of a brief equity rally or long-term recovery. To illustrate with an analogy, the Century Funds are managed as if they are All-Weather radial tires in contrast with the high traction, less durable racing tires (aggressive growth) or the winter storm variety with extra tread depth (defensive value).

We hope you share our investment philosophy, and we want you to understand where and how we invest and why it may or may not be appropriate for your investment goals, risk tolerance and time horizon. Please refer to our Investment Principles on Page 7 for additional perspective on our goals and objectives.


                                  CENTURY FUNDS

This report begins with a review of the current market and each Fund's performance, followed by a snapshot of our investments in two companies in the Financial Services and Energy sectors. Although regulatory changes have put a damper on communications with shareholders, we will do our best to be as informative as possible.

MARKET CONDITIONS: HEALTHY GROWTH, BUT SLOWING AMID INFLATION

Although the equity markets rallied very strongly over the 12-month period ending April 2006, a change in investor sentiment occurred in mid-May, when the equity market reversed course and gave back most of the strong gains achieved in early 2006.

The current outlook is mostly sunny with a moderate chance of showers, given the mounting concerns regarding inflation, energy prices and the slowing business cycle. On the positive side, unemployment is low, job and earnings growth remain above average, while corporate balance sheets and profit margins remain stronger than they have been in over a decade. We expect these positive underlying trends to continue driving stronger than average productivity and grossdomestic product
(GDP) growth, but at a more moderate pace than the 4% growth over the last few years.

Looking forward, we remain optimistic about the resiliency of this recovery. The consumer continues to be the tired champion of the `post-9/11' recovery and expansion, but rising inflation, interest rates and energy costs are likely to slow consumer spending further. As we visit portfolio companies and prospective management teams on a regular basis, we are encouraged that expanding business spending and capital expenditures in research, development and new capacity might be able to offset much of the expected consumer slowdown.

Our optimism is based on the belief that equity valuations (following the recent market pullback) are reasonable, considering the above-average growth prospects we see for both small cap and larger companies. The market does not like creeping inflation nor the rising cost of capital (the Federal Reserve has increased interest rates 16 times in 2 years), but so far, our companies appear to be managing through this headwind and maintaining their profitability.

WHAT IS THE ECONOMIC IMPACT OF INFLATION?

Inflation is now the largest headline economic concern, due to the combination of rising energy and housing costs over the past three years. The gasoline price per gallon has roughly doubled from $1.60 in 2003 to $3.00 currently. We estimate this `pump inflation' alone increases the average household's auto expenses by almost $1,700 per year - a meaningful drag on each consumer's disposal income.

Housing prices have risen as well, up about 40% on a national basis since 2000. These two issues heighten the levels of economic uncertainty, along with the interest rate increases and the learning curve of a new Federal Reserve Board Chairman. This increased uncertainty makes equity investors nervous because it reduces their ability to forecast future market conditions and growth prospects.


                                  CENTURY FUNDS

While rising energy and housing costs impact each of us personally, they also affect the companies in which we invest. Many of our investments are service-based companies, which are less capital-intensive. We like these types of companies because they tend to generate consistently profitable results over time. However, employee compensation and distribution costs tend to be a higher percentage of their expenses. Given the importance of labor and transportation, each company seeks to manage the rising cost of wages and fuel in different ways.

For example, in the retail industry, rising raw material costs as well as higher transportation, heating and leasing expenses negatively impact companies such as Casual Male, a men's clothing retailer and a holding of Century Small Cap Select Fund, and Tiffany, the luxury jeweler and a holding of Century Shares Trust. Casual Male is seeking to offset the higher costs through supply chain improvements and cutting out middlemen in the sourcing of goods from Asia.

Tiffany is also facing a sharp increase in its raw material purchases. For example, the prices of gold, silver and platinum are up about 30% to 40% over the past year. Fortunately for Tiffany, its brand is well positioned in the luxury market, which is less price sensitive. This gives the company an above average ability to implement price increases whereas other retailers may have more difficulty. From a research standpoint, our goal is to understand what the revenue and expense implications might be for portfolio company facing rising inflation or interest rates and how the impact might affect its competitive position, profitability and future growth.

CENTURY SHARES TRUST

PERFORMANCE

The Trust reported a +5.79% return (Institutional shares) and +5.25% return (Investor shares) for the six months ended April 30, 2006, versus a +9.64% return for the S&P 500 Index. In general, the Technology and Energy sectors accounted for much of our positive performance, while the Health Care and Financial Services sectors were a drag.

Bar Chart:

                                                              PERFORMANCE COMPARISON 4/30/06
                                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
CENTURY SHARES TRUST (Institutional Shares)    13.23%            13.09%            6.85%            11.61%
S&P 500 INDEX                                  15.42%            14.68%            2.70%             8.94%

During the period, we modestly reduced our Financial Services and Health Care weightings while increasing our holdings in Consumer Discretionary and Staples. Generally, our sector weightings are a function of bottom up stock selection and changes in market value rather than a top-down macro approach to asset allocation.


                                  CENTURY FUNDS

                  FUND HOLDINGS 4/30/06
FINANCIAL SERVICES                              42.2%
HEALTH CARE                                     16.8%
CONSUMER DISCRETIONARY                          12.2%
TECHNOLOGY                                       7.5%
CONSUMER STAPLES                                 6.1%
OTHER                                            5.5%
CASH EQUIVALENTS                                 5.2%
PRODUCER DURABLES                                4.5%


For the six months ended April 30, 2006, the Trust's best performers were Financial Services companies led by JP Morgan (banking), Protective Life (life insurer), Chubb (non-life insurer) and Torchmark (life insurer). Other notable contributors included United Technologies (diversified manufacturer), Peabody Energy (energy supplier), Nokia (mobile communication) and Staples (office product retailer).

The Trust's underperformers include prior outperformers United Health Group (health benefits), Caremark Rx (pharmaceutical distribution), Progressive (auto insurer), Tiffany (luxury retailer) and Johnson & Johnson (health and consumer products).

THE LARGE CAP VS. SMALL CAP DEBATE

From time to time, we are asked our opinion regarding the outlook for large-capitalization stocks (those in Century Shares Trust) as compared to small capitalization stocks (those in Century Small Cap Select). To help analyze this question, we reference the following table, which highlights growth and valuation characteristics. We use checkmarks ([graphic of: check mark]) indicating attractive aspects of each market segment.

                             MARKET GROWTH AND VALUATION

                                                                Current
                           2006 EPS                            Year 2006*              PEG**
                            Growth                             P/E Ratio               Ratio
 S&P 500 Index
     (Large Cap)               9%                   [graphic of: checkmark] 14.7 x     1.63 x
 Russell 2000 Index
     (Small Cap)      [graphic of: checkmark] 22%             21.5 x                   0.98 x

Source: Baseline
*    Price Earnings Ratio (P/E)
**   P/E-to-growth ratio (PEGRATIO)
Price to earnings (P/E) ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share. The PEG Ratio is the P/E ratio relative to the company's earnings growth rate.


Continuing a seven-year trend, the above data shows small cap stocks growing earnings 22%, faster than the larger cap 9% S&P 500 universe. In terms of valuation, the Russell 2000 Index is now selling at a sizable valuation premium to the S&P 500 Index. From an investment standpoint, we continue to find attractive growth prospects among small companies growing at a faster rate than their larger competitors, but we increasingly find that the valuations of larger, multinational firms are compelling as long term investments.


CENTURY SMALL CAP SELECT FUND

PERFORMANCE

For the six-months ended April 30, 2006, the Institutional class and the Investor class returns were up +10.98% and +10.81%, respectively, versus 18.91% return for the Russell 2000 Index. During this same period, the Fund's exposure to the Health Care and Energy sectors increased while exposure to the Financial Services and Material Processing


                                  CENTURY FUNDS
sectors decreased. The increase in the Energy weighting was mostly appreciation. Generally, our sector weightings are a function of bottom-up stock selection and changes in market value rather than a top-down macro approach to asset allocation.

                         PERFORMANCE COMPARISON 4/30/06
Bar Chart:
                           1 YEAR      3 YEARS      5 YEARS    SINCE INCEPTION
CSCS INSTITUTIONAL SHARES  15.77%       21.11%       15.74%        19.29%
RUSSELL 2000 INDEX         33.47%       25.67%       10.90%         9.47%

Institutional shares since inception 12/9/99



The largest contributors to fund performance over the last six months included Foundation Coal (energy), Jones Lang LaSalle (real estate services), Maverick Tube (energy), Scientific Games (lottery products), Blackbaud (nonprofit software), and Casual Male (male apparel retailer). The fund's underperformers included Usana Health (healthy living products), Avid Technology (video editing software), Semitool (technology assembly equipment) and Tuesday Morning (closeout retailer).


                              FUND HOLDINGS 4/30/06
FINANCIAL SERVICES                              24.4%
CONSUMER DISCRETIONARY                          22.0%
HEALTH CARE                                     17.6%
TECHNOLOGY                                      12.6%
OTHER                                            9.3%
OTHER ENERGY                                     8.5%
CASH EQUIVALENTS                                 5.6%


The Fund was closed to most new investors in July 2005 in order to preserve investment flexibility and performance integrity. We are happy to report that we are comfortable with the resulting stability in asset levels and investment opportunities. We believe it was the correct and prudent action to protect shareholder interests and returns.

A CENTURY SNAPSHOT:

INVESTING IN FRANCHISE BUSINESSES

As we have done in the past, we share a couple of examples below of holdings that are owned in each of the Funds. These Companies highlight some of the characteristics and criteria that we consider when investing. The names have been left out to protect the innocent.

One of Century Shares Trust's longer-term holdings is a personal auto insurer. The company is still an attractive investment because of its ability to consistently generate ROEs and growth in book-value per-share of 15% or better over time. It is a perfect example of a great management team being able to consistently execute better than the competition over a twenty-year period.


                                  CENTURY FUNDS

The company achieves these results by maximizing operating leverage and eliminating financial leverage. Its auto insurance focus, which is a relatively stable insurance type, facilitates higher levels of operating leverage. By minimizing debt and interest expense, the company is able to raise underwriting leverage. In positioning the firm in this way, they can generate high returns on capital versus competitors. One of the keys going forward is managing capital efficiently. The company, like many other firms, is flush with cash on its balance sheet. Some firms are using cash to make questionable acquisitions, but not this progressive company. It is focused on organic growth and as a result, is reducing its excess cash through share repurchases and an innovative dividend policy.

A US coal producer is one of our largest holdings in the Small Cap Fund. The firm predominately sells its steam coal to utilities for base load electricity generation. Coal-fired generators make up more than 50% of the US electric supply annually. Years of under-investment in the energy industry have led to demand outstripping supply over the last three years. Industry consolidation has allowed for more rational production and pricing power for the major coal producers. Furthermore, coal currently enjoys a price advantage versus natural gas, its main competitor, for electricity generation. We also like the long-term nature (generally 3 to 5 years) of its contracts with utility customers, because it provides excellent earnings visibility. Since its IPO in 2004, it has produced industry leading cash flow margins and has consistently executed in the face of railroad constraints in the Powder River Basin. The company has a foundation of strong operating metrics including: a 28% ROE, strong book value per share growth, high recurring revenue, an attractive valuation and cash flow growing 20%-plus per year.

Thank you for your continued interest and support. As always, we look forward to a continuing dialogue with our investors. Please contact us anytime via phone (1-800-321-1928) or our website (www.centuryfunds.com) with any questions or comments. We also welcome any feedback on our updated website or other improvements you would like to see from Century Funds.

Respectfully submitted,


/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman & Chief Investment Officer


/s/ Kevin W. Callahan

Kevin W. Callahan
Director of Research


The views in this report were those of Century Funds' Chief Investment Officer and Director of Research as of April 30, 2006 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned. Foreside Fund Services, LLC, Distributor.


                                  CENTURY FUNDS

                       CENTURY FUNDS INVESTMENT PRINCIPLES

         GOALS:

          > We strive to deliver exceptional risk-adjusted performance over time

          > We seek to develop long-term relationships with our shareholders and clients

          >    We aim to be an ethical leader in the investment industry

         OBJECTIVES:

          o    Performance is our primary goal

               - We pursue a research-intensive process, resulting in a disciplined investment strategy

          o    Hire the best people

               - We seek curious individuals who challenge consensus, thrive on adversity and possess a competitive spirit

               -    We value a sense of humor and humility

          o    Continuous improvement is a high priority

          o    Maintain a culture of teamwork and mutual respect

         CORE VALUES: Create a culture of excellence and integrity

          o    Think long term ... always do the "right" thing

          o    Remember why people entrust us with their money

          o    Value our independence, entrepreneurial spirit and flexibility

          o    Learn from our weaknesses

          o    Encourage innovation and creativity

          o    Leverage our talent, resources and contacts

          o    Reward excellence

         INVESTMENT PHILOSOPHY: Growth Investors in Value Industries

          WE BELIEVE:

          o    Capital markets are semi-efficient

          o    In-depth original research is a competitive advantage

          o Reassessing each investment's risks and rewards will benefit performance

          WE SEEK:

          o    Credible, capable management with a history of success

          o Franchises with high recurring revenues, barriers to entry and improving fundamentals

          o    Firms with expanding profit margins and ROE's

          o Companies growing consistently faster than the overall market and peers

          o Attractively valued stocks relative to the overall market and peers

          o    Firms operating in favorable competitive environments

          o    Companies with shareholder orientation and transparent accounting


                                  CENTURY FUNDS

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST                                                                                EXPENSES PAID
                                                     BEGINNING               ENDING                 DURING PERIOD*
                                                     ACCOUNT VALUE           ACCOUNT VALUE          SIX MONTHS ENDING
                                                     NOVEMBER 1, 2005        APRIL 30, 2006         APRIL 30, 2006
Based on Actual Fund Return
  Institutional Shares                               $1,000.00               $1,057.90              $ 5.87
  Investor Shares                                    $1,000.00               $1,052.50              $10.79
Based on Hypothetical 5% Yearly Return
  before expenses
  Institutional Shares                               $1,000.00               $1,019.09              $ 5.76
  Investor Shares                                    $1,000.00               $1,014.28              $10.59

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund's annualized expense ratios are 1.15% for Institutional Shares and 2.12% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CENTURY SMALL CAP SELECT FUND                                                                       EXPENSES PAID
                                                     BEGINNING               ENDING                 DURING PERIOD*
                                                     ACCOUNT VALUE           ACCOUNT VALUE          SIX MONTHS ENDING
                                                     NOVEMBER 1, 2005        APRIL 30, 2006         APRIL 30, 2006
Based on Actual Fund Return
  Institutional Shares                               $1,000.00               $1,109.80              $ 5.60
  Investor Shares                                    $1,000.00               $1,108.10              $ 7.84
Based on Hypothetical 5% Yearly Return
  before expenses
  Institutional Shares                               $1,000.00               $1,019.49              $ 5.36
  Investor Shares                                    $1,000.00               $1,017.36              $ 7.50

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund's annualized expense ratios are 1.07% for Institutional Shares and 1.50% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


                                  CENTURY FUNDS

CENTURY SHARES TRUST                                APRIL 30, 2006 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

COMMON STOCK - 94.8%
SHARES                                               VALUE
--------                                      ------------
CONSUMER DISCRETIONARY - 12.2%
   128,800  Bed Bath & Beyond, Inc. *         $  4,939,480
   110,320  CDW Corp.                            6,566,246
    66,750  Chico's FAS, Inc. *                  2,473,755
    63,300  Costco Wholesale Corp.               3,445,419
    59,220  Home Depot, Inc.                     2,364,655
    72,050  Nordstrom, Inc.                      2,761,676
   335,065  Staples, Inc.                        8,849,067
    35,950  Target Corp.                         1,908,945
   156,460  Tiffany & Co.                        5,458,889
                                              ------------
                                                38,768,132
                                              ------------

CONSUMER STAPLES - 6.1%
    92,200  PepsiCo, Inc.                        5,369,728
    67,250  Proctor & Gamble Co.                 3,914,623
   102,330  Sysco Corp.                          3,058,644
   111,620  Walgreen Co.                         4,680,226
    38,250  William Wrigley Jr. Co.              1,800,427
     9,562  William Wrigley Jr. Co. CL B           450,370
                                              ------------
                                                19,274,018
                                              ------------

FINANCIAL SERVICES - 42.2%
   190,800  AFLAC, Inc.                          9,070,632
   181,394  Allstate Corp.                      10,246,947
   234,016  American International Gr., Inc.    15,269,544
   105,000  Aon Corp.                            4,400,550
   360,000  The Chubb Corp.                     18,554,400
   191,257  Cincinnati Financial Corp.           8,155,198
   260,000  J.P. Morgan Chase & Co.             11,798,800
   107,850  MBIA, Inc.                           6,431,096
     8,000  Ohio Casualty Corp.                    237,200
   103,400  The Progressive Corp.               11,222,002
   290,000  Protective Life Corp.               14,616,000
   111,750  RenaissanceRe Holdings Ltd.          4,699,088
    71,500  SAFECO Corp.                         3,710,850
   218,300  Torchmark Corp.                     13,122,013
    87,666  Waddell & Reed Fin'l, Inc. CL A      2,061,904
                                              ------------
                                               133,596,224
                                              ------------

HEALTH CARE - 16.8%
    70,870  Abbott Laboratories                  3,028,984
    29,500  Alcon, Inc.                          3,000,445
    70,650  C.R. Bard, Inc.                      5,260,599
   107,970  Caremark Rx, Inc.                    4,918,034
    21,400  Covance, Inc. *                      1,248,690
   128,950  IMS Health, Inc.                     3,504,861
   161,600  Johnson & Johnson, Inc.              9,471,375
    74,500  Quest Diagnostics, Inc.              4,151,885


SHARES/FACE AMOUNT                                   VALUE
----------------------                        ------------
HEALTH CARE (CONTINUED)
    36,050  Stryker Corp.                     $  1,577,188
   187,481  UnitedHealth Group, Inc.             9,325,305
   107,640  Wellpoint, Inc. *                    7,642,440
                                              ------------
                                                53,129,806
                                              ------------

OTHER - 4.7%
       165  Berkshire Hathaway, Inc. CL A *     14,685,000
                                              ------------

OTHER ENERGY - 0.9%
    43,800  Peabody Energy Corp.                 2,797,068
                                              ------------

PRODUCER DURABLES - 4.5%
   174,400  Donaldson Co., Inc.                  5,797,056
   134,060  United Technologies Corp.            8,420,309
                                              ------------
                                                14,217,365
                                              ------------

TECHNOLOGY - 7.4%
   128,350  Cisco Systems, Inc. *                2,688,932
    55,750  Dell, Inc. *                         1,460,650
   380,540  Microsoft Corp.                      9,190,041
   252,450  Nokia Corp.                          5,720,517
   171,450  Seagate Technology                   4,553,712
                                              ------------
                                                23,613,852
                                              ------------

TOTAL INVESTMENT IN COMMON STOCKS - 94.8%
  (Identified cost, $132,358,778)              300,081,465
                                              ------------

CASH EQUIVALENTS - 5.3%
$16,604,000  State Street Bank and Trust
Eurodollar Time Deposit, at cost
approximating value,
maturity 05/01/06, 3.75%                        16,604,000
                                              ------------

TOTAL INVESTMENTS - 100.1%
  (Identified cost, $148,962,778)              316,685,465
                                              ------------

OTHER ASSETS AND LIABILITIES - (0.1%)
  Liabilities in excess of other assets           (272,500)
                                              ------------

NET ASSETS - 100%                             $316,412,965
                                              ============

*    Non-income producing security


                       See notes to financial statements.


                                  CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND                       APRIL 30, 2006 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

COMMON STOCK - 94.8%
SHARES                                               VALUE
--------                                      ------------
AUTO & TRANSPORT - 1.4%
   332,650  Polaris Industries, Inc.          $ 15,933,935
                                              ------------

CONSUMER DISCRETIONARY - 22.1%
   372,811  America's Car-Mart, Inc. *           7,586,704
   465,350  CSK Auto Corp. *                     5,979,747
 1,208,100  Casual Male Retail Group, Inc. *    11,380,302
   343,950  The Cato Corp.                       7,783,589
   263,500  ChoicePoint, Inc. *                 11,601,905
   662,150  Copart, Inc. *                      17,778,728
 1,459,030  Fred's, Inc.                        20,703,636
   591,700  Guitar Center, Inc. *               31,809,792
   806,475  Jarden Corp. *                      27,420,150
 1,180,600  Kforce, Inc. *                      16,587,430
   769,150  Labor Ready, Inc. *                 20,328,635
   351,995  Providence Service Corp. *          11,024,482
   436,450  Scientific Games Corp. *            16,624,381
   179,170  Tractor Supply Co. *                11,608,424
   726,915  Tuesday Morning Corp.               13,775,039
   808,954  USANA Health Sciences, Inc. *       29,599,627
                                              ------------
                                               261,592,571
                                              ------------

CONSUMER STAPLES - 1.5%
   200,200  Church & Dwight, Inc.                7,341,333
   276,750  McCormick & Co., Inc.                9,639,203
                                              ------------
                                                16,980,536
                                              ------------

FINANCIAL SERVICES - 24.5%
   690,200  AmeriCredit Corp. *                 20,899,256
   822,344  Blackbaud, Inc.                     17,277,447
   737,450  Bristol West Holdings, Inc.         13,613,327
   351,430  Capital Trust, Inc.                 10,929,473
   462,822  CapitalSource, Inc. *               10,876,317
   642,322  Encore Capital Group, Inc. *         9,487,096
    60,451  First Community Bancorp, Inc.        3,506,158
   320,200  GATX Corp.                          14,985,360
   484,950  Infinity Property and
               Casualty Corp.                   21,745,158
   764,400  Interactive Data Corp. *            17,023,188
   356,700  Marlin Business Services Corp. *     7,776,060
   669,850  Max Re Capital Ltd.                 16,411,325
    72,850  McGrath RentCorp.                    1,958,936
   415,390  Platinum Underwriters
               Holdings, Ltd.                   11,452,302
   357,550  Protective Life Corp.               18,020,520
   352,330  Redwood Trust, Inc.                 14,963,455
   610,250  Republic Companies Group, Inc.      10,526,812
   124,700  UMB Financial Corp.                  8,467,130
   779,300  Universal American
               Financial Corp. *                11,486,882


SHARES                                               VALUE
--------                                      ------------
FINANCIAL SERVICES (CONTINUED)
 1,287,350  Waddell & Reed Financial, Inc.    $ 30,278,472
   575,350  Wright Express Corp. *              17,715,027
                                              ------------
                                               289,399,701
                                              ------------

HEALTH CARE - 17.7%
   253,900  Amedisys, Inc. *                     8,419,324
   402,350  Covance, Inc. *                     23,477,123
   174,100  Haemonetics Corp. *                  9,488,450
   269,700  Healthcare Services Group, Inc.      5,758,095
   374,340  Healthways, Inc. *                  18,365,120
   427,550  IMS Health, Inc.                    11,620,809
   356,138  LCA-Vision, Inc.                    20,000,710
   918,123  Perrigo Co.                         14,653,243
 1,043,050  QIAGEN N.V. *                       15,541,444
   303,362  Quality Systems, Inc. *             10,180,829
   389,600  Respironics, Inc. *                 14,267,152
   247,300  Sunrise Senior Living, Inc. *        9,199,560
   631,901  Surmodics, Inc. *                   22,470,400
   785,755  United Surgical Partners
            Int'l, Inc. *                       25,937,773
                                              ------------
                                               209,380,032
                                              ------------

MATERIALS & PROCESSING - 2.8%
   388,350  Olin Corp.                           7,980,593
 1,378,680  RPM International, Inc.             25,367,712
                                              ------------
                                                33,348,305
                                              ------------

OTHER ENERGY - 8.5%
   258,050  Berry Petroleum Co.                 19,018,284
   380,050  Bronco Drilling Co., Inc. *         10,265,151
   866,100  Foundation Coal Holdings, Inc.      43,911,270
   143,850  Holly Corp.                         11,100,905
 1,750,700  SMART Modular Technologies, Inc. *  16,281,510
                                              ------------
                                               100,577,120
                                              ------------

PRODUCER DURABLES - 3.7%
    97,150  Dionex Corp. *                       5,840,658
   656,150  Donaldson Co., Inc.                 21,810,426
    80,150  MTS Systems Corp.                    3,586,713
   238,750  Nordson Corp.                       12,761,187
                                              ------------
                                                43,998,984
                                              ------------


                       See notes to financial statements.

                                  CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND (CONT.)               APRIL 30, 2006 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SHARES/FACE AMOUNTS                                  VALUE
-----------------------                     --------------
TECHNOLOGY - 12.6%
   156,650  Avid Technology, Inc. *         $    6,038,858
 1,267,595  Bell Microproducts, Inc. *           8,239,368
   390,905  Benchmark Electronics, Inc. *       10,671,706
   206,150  Cognos, Inc. *                       7,683,211
   627,800  FLIR Systems, Inc. *                15,349,710
 1,474,000  Maxtor Corp. *                      14,268,320
   784,650  Mercury Interactive Corp. *         28,247,400
   446,250  MICROS Systems, Inc. *              18,653,250
 1,478,302  Semitool, Inc. *                    13,733,425
   737,980  Silicon Image, Inc. *                7,527,396
   123,650  Western Digital Corp. *              2,601,596
   703,150  Witness Systems, Inc. *             16,418,552
                                            --------------
                                               149,432,792
                                            --------------

TOTAL INVESTMENT IN COMMON STOCKS - 94.8%
  (Identified cost, $1,046,652,015)          1,120,643,976
                                            --------------

CASH EQUIVALENTS - 5.6%
$66,296,000  State Street Bank and Trust
Eurodollar Time Deposit, at cost
approximating value,
maturity 05/01/06, 3.75%                        66,296,000
                                            --------------

TOTAL INVESTMENTS - 100.4%
  (Identified cost, $1,112,948,015)          1,186,939,976
                                            --------------

OTHER ASSETS AND LIABILITIES - (0.4)%
  Liabilities in excess of other assets         (4,649,606)
                                            --------------

NET ASSETS - 100%                           $1,182,290,370
                                            ==============

* Non-income producing security


                       See notes to financial statements.


                                  CENTURY FUNDS

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2006 - (UNAUDITED)
                                                                                  Century Shares    Century Small Cap
                                                                                       Trust           Select Fund
                                                                                  --------------     --------------
ASSETS:
Investments, at value (Note 1A) (Identified cost of,
   $148,962,778 and $1,112,948,015, respectively)                                 $  316,685,465     $1,186,939,976
Cash                                                                                         634                465
Dividends and interest receivable                                                        213,549            343,083
Receivable for investments sold                                                               --         14,923,148
Receivable for Trust/Fund shares sold                                                      5,754          3,045,092
                                                                                  --------------     --------------
   Total Assets                                                                      316,905,402      1,205,251,764
                                                                                  --------------     --------------

LIABILITIES:
Payable to Affiliates:
   Management fee (Note 4)                                                               205,760            916,358
   Administration fee (Note 5)                                                            38,617                 --
   Distribution fees (Note 7)                                                              1,948            109,490
Accrued expenses and other liabilities                                                   194,207            144,337
Payable for investments purchased                                                             --         20,770,183
Payable for Trust/Fund shares repurchased                                                 51,905          1,021,026
                                                                                  --------------     --------------
   Total Liabilities                                                                     492,437         22,961,394
                                                                                  --------------     --------------
NET ASSETS                                                                        $  316,412,965     $1,182,290,370
                                                                                  ==============     ==============

At April 30, 2006, net assets consisted of:
Capital paid-in                                                                   $  124,019,420     $1,036,083,334

Accumulated distributions in excess of net investment income                            (247,377)                --
Accumulated undistributed net realized gains on investments                           24,918,235         72,215,074
Unrealized appreciation in value of investments                                      167,722,687         73,991,962
                                                                                  --------------     --------------
Net assets applicable to outstanding capital stock                                $  316,412,965     $1,182,290,370
                                                                                  ==============     ==============
Net Assets consist of:
   Investor Shares                                                                $    1,578,970     $  416,833,507
   Institutional Shares                                                           $  314,833,995     $  765,456,863
Shares Outstanding consist of (Note 2):
Century Shares Trust
   Investor Shares                                                                        46,115         15,968,469
   Institutional Shares                                                                9,132,881         28,989,810
NET ASSET VALUE PER SHARE
   (Represents both the offering and redemption price*)
   Investor Shares                                                                       $ 34.24            $ 26.10
   Institutional Shares                                                                  $ 34.47            $ 26.40

* In general, shares of the Trust and fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

                       See notes to financial statements.


                                  CENTURY FUNDS

STATEMENT OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2006 - (UNAUDITED)

                                                                                  Century Shares    Century Small Cap
                                                                                       Trust           Select Fund
                                                                                  --------------      -------------
INVESTMENT INCOME/(LOSS):
   Dividends (net of withholding tax of $25,449 and $0, respectively)             $    2,012,185      $   7,539,808
   Interest                                                                              297,869          1,636,953
                                                                                  --------------      -------------
     Total income                                                                      2,310,054          9,176,761

EXPENSES:
   Investment adviser fee (Note 4)                                                     1,279,362          5,189,423
   Non-interested trustees' remuneration                                                  28,320             62,470
   Transfer agent
     Institutional Shares                                                                113,000             19,005
     Investor Shares                                                                       6,480            399,500
   Custodian                                                                              36,550             94,500
   Administration (Note 5)                                                               239,880                 --
   Insurance                                                                              16,750             40,970
   Professional fees                                                                      29,110             50,110
   Registration                                                                           30,675             25,050
   Printing and other                                                                     59,790            349,800
   Distribution fee (Note 7)                                                               1,726            514,066
                                                                                  --------------      -------------
     Total expenses                                                                    1,841,643          6,744,894

     Advisor reimbursement (Note 6)                                                      (1,036)                 --
                                                                                  --------------      -------------
   Net expenses                                                                        1,840,607          6,744,894
                                                                                  --------------      -------------
   Net investment income/(loss)                                                          469,447          2,431,867
                                                                                  --------------      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from investment transactions                                     24,533,850         74,916,142
   (Decrease) in unrealized appreciation on investments                              (6,517,143)         35,294,803
                                                                                  --------------      -------------
     Net realized and unrealized gain on investments                                  18,016,707        110,210,945
                                                                                  --------------      -------------
Net increase in net assets resulting from operations                              $   18,486,154      $ 112,642,812
                                                                                  ==============      =============


                       See notes to financial statements.


                                  CENTURY FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Century Small Cap
                                                 Century Shares Trust                         Select Fund
                                            Six Months                             Six Months
INCREASE (DECREASE)                           Ended                                  Ended
   IN NET ASSETS:                         April 30, 2006        Year Ended       April 30, 2006        Year Ended
                                            (unaudited)      October 31, 2005      (unaudited)      October 31, 2005
                                          --------------      --------------      --------------     --------------
Operations:
   Net investment income/(loss)             $    469,447       $   1,775,849       $   2,431,867        $  (62,758)
   Net realized gain on investment
     transactions                             24,533,850          27,162,660          74,916,142         11,309,976
   Change in net unrealized appreciation      (6,517,143)          7,610,424          35,294,803         16,240,663
                                          --------------      --------------      --------------     --------------
   Net increase in net assets resulting
     from operations                          18,486,154          36,548,933         112,642,812         27,487,881

Distributions to shareholders from:
   Net Investment Income
       Institutional Shares                   (5,557,383)         (3,027,966)         (2,271,807)                --
       Investor Shares                           (21,336)                 --            (512,585)                --
   Realized gain from investment transactions
       Institutional Shares                  (21,454,737)        (35,121,376)         (6,886,193)        (3,513,749)
       Investor Shares                           (78,306)                 --          (4,754,075)        (3,922,249)
Trust/Fund share transactions -- net             253,886         (36,019,193)         91,223,860        682,027,208
Redemption fees                                    2,985               9,629              77,304             65,647
                                          --------------      --------------      --------------     --------------
       Total (decrease)/increase              (8,368,737)        (37,609,973)        189,519,316        702,144,738

NET ASSETS:
   At beginning of period                    324,781,702         362,391,675         992,771,054        290,626,316
                                          --------------      --------------      --------------     --------------
   At end of period                       $  316,412,965      $  324,781,702      $1,182,290,370     $  992,771,054
                                          ==============      ==============      ==============     ==============

Distributions in excess of net investment
   income at end of period                $      247,377      $      247,377      $           --     $           --
                                          ==============      ==============      ==============     ==============

                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                            ENDED                                         PERIOD
                                          APRIL 30,                                        ENDED         YEAR ENDED
CENTURY SHARES TRUST                        2006          YEAR ENDED OCTOBER 31,        OCTOBER 31,     DECEMBER 31,
INSTITUTIONAL SHARES                    (UNAUDITED)     2005       2004        2003      2002 (a)     2001        2000
                                        -----------    ------     ------      ------      ------     ------      ------
Net Asset Value, beginning of period       $35.40      $35.62     $35.66      $33.95      $38.12     $42.97      $34.32
                                           ------      ------     ------      ------      ------     ------      ------
Income/(loss) from
Investment Operations:
   Net investment income (b)                 0.05        0.19       0.03        0.07        0.08       0.17        0.39
   Net realized and unrealized
     gain/(loss) on investments              1.95        3.54       3.02        5.03       (4.20)     (1.26)      12.39
                                           ------      ------     ------      ------      ------     ------      ------
     Total income/(loss) from
       investment operations                 2.00        3.73       3.05        5.10       (4.12)     (1.09)      12.78
                                           ------      ------     ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                    (0.58)      (0.32)     (0.34)      (0.10)      (0.05)     (0.17)      (0.38)
   Net realized gain on
     investment transactions                (2.35)      (3.63)     (2.75)      (3.29)         --      (3.60)      (3.75)
                                           ------      ------     ------      ------      ------     ------      ------
     Total distributions                    (2.93)      (3.95)     (3.09)      (3.39)      (0.05)     (3.77)      (4.13)
                                           ------      ------     ------      ------      ------     ------      ------

Redemption fees                                --+         --+        --+         --+         --+      0.01          --
                                           ------      ------     ------      ------      ------     ------      ------
Net Asset Value, end of period             $34.47      $35.40     $35.62      $35.66      $33.95     $38.12      $42.97
                                           ======      ======     ======      ======      ======     ======      ======

Total Return                                 5.79%**    11.18%      9.06%      16.99%     -10.82%**   -2.52%      37.44%
Ratios and supplemental data
Net assets, end of period
   (000 omitted)                          $314,834    $323,643   $362,392    $342,679    $291,311   $345,849    $417,598
   Ratio of expenses to average
     net assets                              1.15%*      1.12%      1.15%       1.17%       1.19%*     1.05%       0.83%
   Ratio of net investment income
     to average net assets                   0.30%*      0.55%      0.07%       0.21%       0.26%*     0.41%       1.05%
Portfolio Turnover Rate                        18%         19%        43%         37%         22%        17%         17%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, CST changed its fiscal year end from December 31 to October 31.
(b)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                       See notes to financial statements.


                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                        ENDED         PERIOD
                                                      APRIL 30,        ENDED
CENTURY SHARES TRUST                                    2006        OCTOBER 31,
INVESTOR SHARES                                      (UNAUDITED)      2005 (a)
                                                     -----------    -----------
Net Asset Value, beginning of period                   $35.35         $35.00
                                                       ------         ------
Income/(loss) from Investment Operations:
   Net investment income (b)                             0.10          (0.03)
   Net realized and unrealized gain/(loss)
     on investments                                      1.72           0.29
                                                       ------         ------
     Total income/(loss) from
       investment operations                             1.82           0.26
                                                       ------         ------
Less Distributions From:
   Net investment income                                (0.58)            --
   Net realized gain on
     investment transactions                            (2.35)            --
                                                       ------         ------
   Total distributions                                  (2.93)            --
                                                       ------         ------

Redemption fees                                            --+          0.09
                                                       ------         ------
Net Asset Value, end of period                         $34.24         $35.35
                                                       ======         ======

Total Return                                             5.25%**        1.00%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                 $1,579         $1,139
   Ratio of expenses to average net assets               2.12%*         1.20%*
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   2.27%          1.35%*
   Ratio of net investment income to
     average net assets                                 -0.62%*        -0.36%*
Portfolio Turnover Rate                                    18%            19%

(a)  From the commencement date of operations, July 18, 2005 to October 31,
     2005.
(b)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.


                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                       ENDED
CENTURY SMALL CAP                                  APRIL 30, 2006                 YEAR ENDED OCTOBER 31,
SELECT FUND - INSTITUTIONAL SHARES                  (UNAUDITED)      2005       2004        2003        2002       2001
                                                    -----------     ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $24.15       $22.46      $21.53      $15.42     $14.68      $14.57
                                                       ------       ------      ------      ------     ------      ------
Income from Investment Operations:
   Net investment (loss)/income (a)                      0.07         0.03       (0.08)      (0.09)     (0.10)         --
   Net realized and unrealized gain
     on investments                                      2.55         2.22        2.14        6.64       0.93        0.52(b)
                                                       ------       ------      ------      ------     ------      ------
   Total income from investment operations               2.62         2.25        2.06        6.55       0.83        0.52
                                                       ------       ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.09)          --       (0.94)      (0.11)        --       (0.02)
   Net realized gain on investment transactions         (0.28)       (0.56)      (0.19)      (0.35)     (0.13)      (0.41)
                                                       ------       ------      ------      ------     ------      ------
   Total distributions                                  (0.37)       (0.56)      (1.13)      (0.46)     (0.13)      (0.43)
                                                       ------       ------      ------      ------     ------      ------

Redemption fees                                            --+          --+         --+       0.02       0.04        0.02
                                                       ------       ------      ------      ------     ------      ------
Net Asset Value, end of period                         $26.40       $24.15      $22.46      $21.53     $15.42      $14.68
                                                       ======       ======      ======      ======     ======      ======

Total Return                                            10.98%**     10.19%       9.83%      43.76%      5.87%       3.63%
Ratios and supplemental data
Net assets, end of period (000 omitted)               $765,457     $585,723    $140,208     $42,936    $12,938      $6,093
   Ratio of expenses to average net assets               1.07%*       1.06%       1.13%       1.26%      1.45%       1.45%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   1.07%*       1.06%       1.13%       1.40%      1.87%       4.04%
   Ratio of net investment (loss)/income to
     average net assets                                  0.59%*       0.13%      -0.36%      -0.50%     -0.70%      -0.02%
Portfolio Turnover Rate                                    71%          96%        103%         88%       123%         48%

(a)  Calculated based on average shares outstanding during the period.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                       ENDED
CENTURY SMALL CAP                                 APRIL 30, 2006                 YEAR ENDED OCTOBER 31,
SELECT FUND - INVESTOR SHARES                       (UNAUDITED)      2005       2004        2003        2002       2001
                                                    -----------     ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $23.86       $22.26      $21.39      $15.35     $14.60      $14.26
                                                       ------       ------      ------      ------     ------      ------
Income from Investment Operations:
   Net investment (loss) (a)                             0.03        (0.04)      (0.15)      (0.15)     (0.18)      (0.03)
   Net realized and unrealized gain
     on investments                                      2.52         2.20        2.12        6.60       0.94        0.53(b)
                                                       ------       ------      ------      ------     ------      ------
   Total income from investment operations               2.55         2.16        1.97        6.45       0.76        0.50
                                                       ------       ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.03)          --       (0.91)      (0.07)        --          --
   Net realized gain on investment transactions         (0.28)       (0.56)      (0.19)      (0.35)     (0.03)      (0.19)
                                                       ------       ------      ------      ------     ------      ------
   Total distributions                                  (0.31)       (0.56)      (1.10)      (0.42)     (0.03)      (0.19)
                                                       ------       ------      ------      ------     ------      ------

Redemption fees                                            --+          --+         --+       0.01       0.02        0.03
                                                       ------       ------      ------      ------     ------      ------
Net Asset Value, end of period                         $26.10       $23.86      $22.26      $21.39     $15.35      $14.60
                                                       ======       ======      ======      ======     ======      ======

Total Return                                            10.81%**      9.87%       9.45%      43.12%      5.34%       3.68%
Ratios and supplemental data
Net assets, end of period (000 omitted)               $416,834     $407,048    $150,418     $78,959    $10,119      $9,302
   Ratio of expenses to average net assets               1.50%*       1.35%       1.50%       1.61%      1.80%       1.80%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   1.50%*       1.35%       1.50%       1.76%      2.53%       4.38%
   Ratio of net investment (loss)/income to
   average net assets                                    0.21%*      -0.17%      -0.69%      -0.86%     -1.05%      -0.48%
Portfolio Turnover Rate                                    71%          96%        103%         88%       123%         48%

(a)  Calculated based on average shares outstanding during the period.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                       See notes to financial statements.


                                  CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. In the absence of readily available market quotes, the Funds' portfolio securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or the Adviser or a Delegate pursuant to instructions from the Board of Trustees or its Valuation Committee.

B. Securities Transactions -- Investment security transactions are recorded on a trade date basis. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

D. Risks and Uncertainty -- The Trust focuses its investments in securities issued by companies in the financial services sector, which will subject the Trust to risks associated with that sector (e.g., government regulation, interest rate changes, claims activity, and exposure to property casualty risks). The Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in less concentrated portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

E. Multiple Classes of Shares -- The Funds offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund's class are based on a per shareholder account charge. All shareholders bear the common expenses of the Funds based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences.


                                  CENTURY FUNDS

Book-tax differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

FOR THE TRUST                                                    APRIL 30, 2006
-------------
Unrealized appreciation .....................................    $  169,691,368
Unrealized depreciation .....................................         1,968,681
                                                                 --------------
Unrealized net appreciation .................................    $  167,722,687
                                                                 ==============

Cost for federal income tax purposes ........................    $  148,962,778

FOR THE FUND
Unrealized appreciation .....................................    $  112,603,088
Unrealized depreciation .....................................        38,611,126
                                                                 --------------
Unrealized net appreciation .................................    $   73,991,962
                                                                 ==============

Cost for federal income tax purposes ........................    $1,112,948,015

(2)   TRANSACTIONS IN SHARES

      A. TRUST SHARES-- The number of authorized shares is unlimited. Shares of the Trust are currently divided into Investor shares and Institutional shares. Transactions in Trust shares were as follows:

CENTURY SHARES TRUST

                                                                                 PERIOD ENDED APRIL 30, 2006
                                                                    INSTITUTIONAL SHARES               INVESTOR SHARES
                                                                    SHARES          AMOUNT          SHARES      AMOUNT
                                                                ------------    ------------    ------------    ------------
Sold ........................................................         89,587    $  3,084,735          25,977    $    884,692
Issued to shareholders in reinvestment of distributions from:
   Net investment income ....................................        124,211       4,184,682             635          21,336
   Realized gain on investment transactions .................        502,162      17,329,393           2,272          78,306
                                                                ------------    ------------    ------------    ------------
                                                                     715,960      24,598,810          28,884         984,334
Repurchased .................................................       (724,406)    (24,817,336)        (14,991)       (511,922)
                                                                ------------    ------------    ------------    ------------
   Net increase (decrease) ..................................         (8,446)   $   (218,526)         13,893    $    472,412
                                                                ============    ============    ============    ============
                                                                                YEAR ENDED OCTOBER 31, 2005
                                                                    INSTITUTIONAL SHARES               INVESTOR SHARES
                                                                    SHARES          AMOUNT          SHARES         AMOUNT
                                                                ------------    ------------    ------------    ------------
Sold ........................................................        436,413    $ 15,013,209          38,232    $  1,320,066
Issued to shareholders in reinvestment of distributions from:
   Net investment income ....................................        847,946      28,406,204              --              --
   Realized gain on investment transactions .................         66,835       2,303,047              --              --
                                                                ------------    ------------    ------------    ------------
                                                                   1,351,194      45,722,460          38,232       1,320,066
Repurchased .................................................     (2,383,848)    (82,852,859)         (6,010)       (208,860)
                                                                ------------    ------------    ------------    ------------
   Net increase (decrease) ..................................     (1,032,654)   $(37,130,399)         32,222    $  1,111,206
                                                                ============    ============    ============    ============


                                  CENTURY FUNDS

B. FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into Investor shares and Institutional shares. Transactions in Fund shares were as follows:

CENTURY SMALL CAP SELECT FUND
                                                                                 PERIOD ENDED APRIL 30, 2006
                                                                      INSTITUTIONAL SHARES              INVESTOR SHARES
                                                                     SHARES          AMOUNT           SHARES           AMOUNT
                                                                -------------    -------------    -------------    -------------
Sold ........................................................       6,596,559    $ 167,006,222        1,960,009    $  49,011,372
Issued to shareholders in reinvestment of distributions from:
   Net investment income ....................................          87,938        2,140,457           18,552          446,931
   Realized gain on investment transactions .................         276,459        6,693,063          174,747        4,179,953
                                                                -------------    -------------    -------------    -------------
                                                                    6,960,956      175,839,742        2,153,308       53,638,256
Repurchased .................................................      (2,228,907)     (56,798,945)      (3,241,193)     (81,455,193)
                                                                -------------    -------------    -------------    -------------
   Net increase (decrease) ..................................       4,732,049    $ 119,040,797       (1,087,885)   $ (27,816,937)
                                                                =============    =============    =============    =============
                                                                                 YEAR ENDED OCTOBER 31, 2005
                                                                      INSTITUTIONAL SHARES              INVESTOR SHARES
                                                                     SHARES          AMOUNT           SHARES           AMOUNT
                                                                -------------    -------------    -------------    -------------
Sold ........................................................      20,297,470    $ 493,078,854       12,763,403    $ 301,872,176
Issued to shareholders in reinvestment of distributions from:
   Net investment income ....................................              --               --               --               --
   Realized gain on investment transactions .................         148,747        3,354,253          148,925        3,326,988
                                                                -------------    -------------    -------------    -------------
                                                                   20,446,217      496,433,107       12,912,328      305,199,164
Repurchased .................................................      (2,431,059)     (57,909,605)      (2,612,975)     (61,695,458)
                                                                -------------    -------------    -------------    -------------
   Net increase .............................................      18,015,158    $ 438,523,502       10,299,353    $ 243,503,706
                                                                =============    =============    =============    =============

(3)   INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $53,278,972 and $75,544,190, respectively, during the period ended April 30, 2006.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $815,139,093 and $739,804,248, respectively, during the period ended April 30, 2006.

(4)   INVESTMENT ADVISER FEE

FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the period ended April 30, 2006, the fee amounted to $1,279,362. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

The Trust has guaranteed retirement benefits to be paid to one former Trustee. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by the Trust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.


                                  CENTURY FUNDS

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the period ended April 30, 2006, the fee amounted to $5,189,423. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCMwill receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $239,880 for the period ended April 30, 2006. Per the Investment Advisory and Management Services Agreement between CSCS and CCM, the Fund will reimburse CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

(6) ADVISER REIMBURSEMENT -- CCM had voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) would not exceed certain expense limitations through February 28, 2006. The expense limitations for the Investor and Institutional Shares were 1.80% and 1.45%, respectively. During the period ended April 30, 2006, CCM did not make a voluntary reimbursement. CCM has contractually agreed to reimburse the Trust for 0.15% of the distribution and services fees paid by the Trust's Investor Shares through February 28, 2007. During the period ended April 30, 2006, CCM made a reimbursement of $1,036.

(7) DISTRIBUTION AND SERVICE PLAN -- The Trust and the Fund have adopted a distribution and service plan for the Investor Shares under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Shares currently pays a distribution and service fee up to 0.25% of the average daily net assets of the class. During the period ended April 30, 2006, $1,726 and $514,066 for the Trust and Fund, respectively, was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.


                                  CENTURY FUNDS

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

      The Board of Trustees, including the independent Trustees, approved the continuation of each Fund's investment management agreement with Century Capital Management, LLC (CCM) at a meeting held on December 15, 2005.

      In advance of the meeting, the Trustees received, among other things: (i) a Lipper Inc. report comparing each Fund's fees, expenses and performance to those of a peer group and peer universe for that Fund, each selected by Lipper;
(ii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the advisory and administration agreements, (c) compliance and oversight,
(d) "fall-out" benefits to CCM, (e) brokerage and soft-dollar arrangements, and
(f) information about fees paid by and services provided to comparable accounts;
(iii) a profitability report prepared CCM and (iv) CCM's Form ADV. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees' deliberations.

      In addition, at each regularly scheduled Board meeting, the Trustees receive and review, among other things, information concerning each Fund's performance and the services provided to each Fund by CCM. The performance information received by the Trustees on a quarterly basis includes (i) total return information for each Fund for the following periods: one month, three months, twelve months and year to date and (ii) average annual total return information for the following periods: three, five, ten and fifteen years for CST and two, three and five years and since inception (December, 1999) for CSCS. The Trustees also receive performance information for one or more selected securities indices at each quarterly meeting.

      After receiving the requested information, the independent Trustees met in executive session to consider the advisory and administrative arrangements. The Trustees then unanimously determined to approve the continuance of the advisory and administration agreements with respect to each Fund. This approval was based on the following conclusions:

     (i) that CCM has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently required by each Fund; and

     (ii) that the advisory and administrative fees paid by each Fund represent reasonable compensation to CCM in light of the services provided, the costs to CCM of providing those services, the fees paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

      In determining to approve the advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of both of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

      NATURE, QUALITY AND EXTENT OF SERVICES PROVIDED

      In considering the nature, extent and quality of the services provided by CCM under the advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund's operations. They also considered that CCM provides day-to day management of each Fund's portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies.

      The Board considered CCM's resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board noted that CCM had made considerable investments in technology to enhance investment management capabilities and to facilitate CCM's ability to monitor compliance with investment policies and regulatory requirements. The Board also noted that CCM had added equity analysts to the research team as well as compliance personnel. The Board reviewed each portfolio manager's experience and qualifications, as well as CCM's investment approach and research process. The Board also reviewed CCM's trading procedures and brokerage practices, including information regarding the average commissions per share paid by each Fund during


                                  CENTURY FUNDS
each semi-annual period since January 1, 2004 and noted that each Fund had experienced a significant decrease in commission costs. The Board also noted the steps CCM had taken generally to address conflicts of interest in its business, including the oversight of personal trading and the allocation of trades and investment opportunities among the Funds and CCM's other clients.

      The Board also considered that, as administrator, CCM is responsible for the administration of each Fund's business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund's service providers and provides each Fund with personnel (including officers) as are necessary for the Fund's operations. The Board noted, in particular, that CCM had successfully negotiated reductions in custody, distribution and transfer agency fees for the Funds. It was also noted that CCM pays all of the compensation of Mr. Thorndike and Mr. Fulkerson, the interested Trustees, and the Funds' officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM's compliance program. The Board considered the fees paid to CCM for the provisions of such services.

      Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the advisory and administration agreements.

      COSTS OF SERVICES PROVIDED AND PROFITABILITY

      The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its advisory and administrative relationship with Funds for the fiscal year ended December 31, 2004 and the period ended September 30, 2005, along with a description of the methodology used by CCM in preparing the profitability information. It was noted, among other things, that profitability was shown on a Fund-by-Fund basis.

      The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM's level of profitability from its relationship with each Fund was not excessive.

      FALL-OUT BENEFITS

The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund's purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees also considered the indirect benefits, such as favorable publicity, experienced by CCM as a result of the performance track record of the Funds, particularly CSCS. The Trustees concluded that such direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

      ECONOMIES OF SCALE

      The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the advisory fee schedule for CST included breakpoints that would allow the shareholders of CST to share in the economies of scale experienced by CCM in managing that Fund as assets under management increased. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level, the fees waived by CCM in prior years in respect of CSCS, and the fact that CSCS was closed to most new investments and would not, therefore, experience a significant growth in Fund assets.

      INVESTMENT RESULTS

      The information obtained from Lipper for the meeting compared the investment results of each Fund to those of funds in both a peer group and a peer universe, each as selected for that Fund by Lipper, over the one, three, five, ten and fifteen year peri-


                                  CENTURY FUNDS
ods ended November 30, 2005 (for CST) and over the one, three and five year periods ended November 30, 2005 and since inception (December, 1999) (for CSCS). The Trustees also received information showing each Fund's percentile ranking in the appropriate Lipper peer group and peer universe for each of the applicable periods. The Trustees did not independently verify any of the information provided by Lipper.

      CST. The Trustees reviewed comparative information that showed that CST's average annual total return for the Institutional class of shares for each period was better than the average annual total return of both the Standard & Poor's 500 Index and the Russell 1000 for the same periods. The Trustees also noted that the average annual return for the Institutional class of shares for each period (other than the three year period) was better than that of CST's Lipper peer universe. The Trustees also reviewed information that showed that the CST's performance was above both the average and median performance of its Lipper peer group for all periods. The Trustees noted that CST had consistently ranked in the top third of all funds in the Lipper peer universe, with the exception of the three-year return. The Trustees also received comparative performance with respect to the Investor class of shares that was established in July 2005. Based on their review, the Trustees concluded that CST's relative investment performance over time had been sufficient along with other factors considered to merit approval of the continuation of the advisory agreement.

      CSCS. The Trustees reviewed comparative information that showed that CSCS's average annual total return for both the Institutional class of shares and the Investor class of shares for both the five years ended November 30, 2005 and period from December, 1999 through November 30, 2005 was better than the average annual return of the Russell 2000 and the Russell 200 Growth indices and CSCS's Lipper peer universe for the same periods, but that CSCS's average annual total return (for both classes) lagged the average annual total returns of those indices and the peer universe for the two and three year periods. The Trustees also reviewed information that showed that CSCS's total return for both the one year ended November 30, 2005 and year to date (for both classes) was slightly better than or in line with the total returns of the Russell 2000 and the Russell 2000 Growth indices and CSCS's Lipper peer universe for the same periods. The Trustees also reviewed information that showed that CSCS's performance was above both the average and median performance of its Lipper peer group for the three years and five years ended November 30, 2005. The Trustees considered CCM's explanation of CSCS's relative underperformance in the short term and noted that they were satisfied with CCM's investment strategy and CSCS's long term investment performance in light of that strategy. Based on their review, the Trustees concluded that CSCS's relative investment performance over time had been sufficient along with other factors considered to merit approval of the continuation of the advisory agreement.

      FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by CST to CCM. The Trustees considered (i) the level of each Fund's advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund's total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

      The Trustees also considered the fees that CCM charges other clients with investment objectives similar to the Funds. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than institutional accounts. The materials showed that the fee rates charged by CCM to other clients were generally similar to (but not necessarily as low as, in all cases) the fees paid by the Funds.

      The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional class of shares of each Fund and the CSCS Investor class of shares to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The expense groups of competitor funds were the same groups used for investment performance comparison, but the performance universes were broader than the expense universes. The Trustees did not independently verify any of the information provided by Lipper.

      CST. The Trustees reviewed information that showed that CST's advisory fees (which includes administration) were slightly higher than the Lipper peer group average but that CST's total expense ratio was less than the Lipper peer group average and also compared favorably to the average total expense ratio of the Lipper peer universe. The Trustee considered that certain of the funds in the


                                  CENTURY FUNDS
peer group had lower advisory fees than CST as a result of fee waivers that could be terminated. The Trustees concluded that the advisory fees and total expense ratios were acceptable in light of the performance and the other factors considered.

      CSCS. The Trustees reviewed information that showed that CSCS's advisory fees were slightly lower than the Lipper peer group average. The Trustees also reviewed information that showed that the total expense ratio for CSCS's Investor class of shares was slightly higher than the average total expense ratio of the Lipper peer group but slightly lower than the average total expense ratio of the Lipper peer universe. The Trustees considered CSCS's performance relative to the funds in the peer group that had lower expense ratios and noted that CSCS's performance was in line or better than the performance of those funds. The Trustees also considered information provided to them regarding the costs to CCM of providing advisory services to CSCS, noting in particular the competitive market for analysts and portfolio managers and that the research needed to implement CSCS's investment strategy was relatively costly. The Trustees concluded that the advisory fees, administrative fees and total expense ratios of both classes of shares of CSCS were acceptable in light of the performance of the Fund and the other factors considered.


                                  CENTURY FUNDS

Quarterly Portfolio Schedule and Proxy Voting Policies and Procedures. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each Fund's proxy voting record for the 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-321-1928. The Funds' Form N-Q, a description of the Funds' proxy voting policies and procedures and proxy voting record are available on the SEC's website at http://www.sec.gov. These materials may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



TRUSTEES AND OFFICERS
Alexander L. Thorndike, Chairman and Chief Investment Officer
John E. Beard, Trustee
Davis R. Fulkerson, Trustee
Stephen W. Kidder, Trustee
Jerrold Mitchell, Trustee

Michael J. Poulos, Trustee*
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee
Steven Alfano, Secretary and Chief Compliance Officer

INVESTMENT ADVISOR
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER INFORMATION
800-303-1928

www.centuryfunds.com



* In accordance with the Board's retirement policy, Mr. Poulos is expected to retire from the Board of Trustees as of July 31, 2006.


                                  CENTURY FUNDS

                                 [LOGO] CENTURY




                                  CENTURY FUNDS

CENTURY FUNDS PRIVACY POLICY

When you become a Century Funds shareholder, you entrust us with not only your investments but your personal and financial data as well. Century has always been committed to maintaining the confidentiality, security and integrity of personal information entrusted to us. We hold ourselves to the highest standards regarding our privacy practices, and we want you to know how we protect your information and how we use it to service your account.

THIS MEANS, MOST IMPORTANTLY, THAT WE DO NOT SELL CLIENT INFORMATION--WHETHER IT IS YOUR PERSONAL INFORMATION OR THE FACT THAT YOU ARE A CENTURY FUNDS SHAREHOLDER--TO ANYONE.

Instead, we use your information primarily to complete transactions that you request or we share your information within the Century Funds family in order to help us make you better aware of other financial products and services that we offer for your investing needs.

In servicing your account, we may also share your information with unaffiliated third parties that perform administrative, marketing or research services for us, or with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict these third parties from sharing or using your information for any purpose other than those for which they were hired.

THE INFORMATION WE COLLECT ABOUT YOU

You typically provide personal information when you complete a Century Funds account application or when you request a transaction that involves one of the Century Funds. This information may include your:

     o    Name and address.

     o    Social Security or taxpayer identification number.

     o    Account balance.

     o    Accounts at other institutions.

WE MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS TO PROTECT YOUR PERSONAL INFORMATION.

     o We do not disclose any nonpublic personal information about our customers or former customers to unaffiliated third parties without the customer's authorization, except as necessary to process a transaction, service an account, respond to inquiries from governmental agencies, or as otherwise permitted by law.

     o We restrict access to your personal and account information to those employees and service agents who need to know that information to provide products and services to you.

WHAT YOU CAN DO

For your protection, we recommend that you do not provide your account information to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at the number listed below.

UPDATING YOUR PERSONAL INFORMATION.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-303-1928. One of our customer service representatives will be happy to review, correct or update your personal or account information.



--------------------------------------------------------------------------------
This Privacy Policy applies to the following Century Funds: Century Shares Trust and Century Small Cap Select Fund.


                                  CENTURY FUNDS

[LOGO] CENTURY FUNDS

100 Federal Street  Boston, Massachusetts 02110



QUALITY GROWTH INVESTORS [LOGO] CENTURY


                                                            CCMT SAR 110 APR2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes.

Item 11. Controls and Procedures.

          (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Items 12. Exhibits.

(a) Not applicable.

(b) Attached hereto. Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940.

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By: /s/ Alexander L. Thorndike
        --------------------------------
        Alexander L. Thorndike, Chairman

Date: June 30, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Alexander L. Thorndike
        --------------------------------
        Alexander L. Thorndike, Chairman (Principal Executive Officer)

Date: June 30, 2006



By: /s/ Steven Alfano
        --------------------------------
        Steven Alfano, Secretary (Principal Financial Officer)

Date: June 30, 2006